CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

On Behalf of

International Fixed Income Investments (the “Portfolio”)

Supplement dated December 17, 2004 to the Prospectus dated December 29, 2003

Important Notice Regarding Change in Investment Policy

The Trust’s Board of Trustees has approved a change in the Portfolio’s non-fundamental 80% investment policy. Currently, the Portfolio’s 80% investment policy states that the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar denominated fixed income securities issued by foreign governments, corporations and supranational entities.

Effective February 15, 2005, the following information will supersede certain disclosure contained in the Prospectus of the Trust under the section entitled “International Fixed Income Investments — Principal investment strategies”:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar-denominated fixed income securities.

TK 2088 12/03 S10